Exhibit 99.1

FOR IMMEDIATE RELEASE

October 26, 2017

Columbia Banking System Announces Third Quarter 2017 Results

Highlights

•	Third quarter net income of $40.8 million; diluted earnings per share of $0.70

•	Recorded $14.0 million pretax gain related to the merchant card services transition agreement

•	Net interest margin expanded to 4.20%

•	Loan production for the quarter of $255.2 million and growth of $88.9 million

•	Deposit growth of $269.3 million

•	Nonperforming assets to period end assets ratio remains low at 0.45%

•	Announced closing date of November 1, 2017 for merger with Pacific Continental Corporation

TACOMA, Washington, October 26, 2017 -- Hadley Robbins, President and Chief Executive Officer of Columbia Banking System and Columbia Bank (NASDAQ: COLB) (“Columbia”), said today upon the release of Columbia’s third quarter 2017 earnings, “I’m very pleased with our financial performance this quarter. As evidenced by the growth in both loans and deposits, our financial results reflect the commitment of our bankers to build durable long-term relationships that lead to sustainable revenue streams.”

Balance Sheet
Total assets at September 30, 2017 were $9.81 billion, an increase of $129.5 million from June 30, 2017. Loans grew $88.9 million during the quarter due to strong loan originations of $255.2 million. Securities available for sale were $2.21 billion at September 30, 2017, a decrease of $56.8 million, or 3% from $2.26 billion at June 30, 2017. Total deposits at September 30, 2017 were $8.34 billion, an increase of $269.3 million from June 30, 2017. Core deposits comprised 96% of total deposits and were $8.00 billion at September 30, 2017, an increase of $277.7 million from June 30, 2017. The average cost of total deposits for the quarter was 0.05%, unchanged from the second quarter of 2017.
Income Statement
Net Interest Income
Net interest income for the third quarter of 2017 was $88.9 million, an increase of $2.8 million from the linked period and an increase of $3.4 million from the prior year period. The linked quarter increase was principally from loan interest income, driven by both higher rates and higher volumes for the quarter. This increase was partially offset by a decrease in incremental accretion from purchased loans, which was $234 thousand lower than the linked period. The increase from the prior year period was also due to higher loan interest income, driven principally by higher loan volumes, partially offset by lower incremental accretion. Incremental accretion income from purchased loans in the current period was $1.7 million lower than the prior year period. For additional information regarding net interest income, see the “Average Balances and Rates” table.
Noninterest Income
Noninterest income was $37.1 million for the third quarter of 2017, an increase of $12.9 million compared to $24.1 million for the second quarter of 2017. The linked quarter increase was principally due to the $14.0 million gain on the sale of the merchant card services portfolio. As a result of that sale, we now share with the buyer in merchant services revenue and include such amounts in "Card revenue." For the current quarter, this net revenue share was $438 thousand. Compared to the third quarter of 2016, noninterest income increased by $13.9 million due to the previously noted $14.0 million gain on sale of the merchant card services portfolio as well as higher other noninterest income, principally from a current quarter BOLI benefit of $1.0 million, with no such BOLI benefit in the prior year period.

Noninterest Expense
Total noninterest expense for the third quarter of 2017 was $67.5 million, a decrease of $1.3 million from the second quarter of 2017. The small improvement resulted from the $2.4 million charge from early termination of our FDIC loss-sharing agreements recorded in the linked quarter; the early termination charge was recognized in other noninterest expense. The decrease was partially offset by higher compensation expense in the current quarter.
Compared to the third quarter of 2016, noninterest expense was relatively unchanged. Increases in compensation and employee benefits and legal and professional fees were offset by decreases in advertising and promotion and merchant processing expenses. With respect to the latter, beginning July 1, 2017, the Company no longer directly incurs such costs.
Net Interest Margin
Columbia’s net interest margin (tax equivalent) for the third quarter of 2017 was 4.20%, an increase of 8 basis points from the linked quarter and an increase of 7 basis points from the prior year period. The increase from the linked quarter was due to higher yields on loans as a result of higher underlying rates. The increase from the prior year quarter was also due to higher yield on loans as well as higher loan volumes, partially offset by lower incremental accretion. Columbia’s operating net interest margin (tax equivalent)(1) was 4.15% for the third quarter of 2017, an increase of 6 basis points from the linked quarter and an increase of 12 basis points from the prior year period due to higher loan yields and volumes.

The following table shows the impact to interest income resulting from income accretion on acquired loan portfolios as well as the net interest margin and operating net interest margin:

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2017	2017	2017	2016	2016	2017	2016
	(dollars in thousands)
Incremental accretion income due to:
FDIC purchased credit impaired loans	$972	$753	$2,117	$1,199	$1,816	$3,842	$4,773
Other acquired loans	1,903	2,356	1,948	3,087	2,749	6,207	8,896
Incremental accretion income	$2,875	$3,109	$4,065	$4,286	$4,565	$10,049	$13,669

Net interest margin (tax equivalent)	4.20%	4.12%	4.20%	4.11%	4.13%	4.17%	4.12%
Operating net interest margin (tax equivalent) (1)	4.15%	4.09%	4.09%	3.99%	4.03%	4.11%	4.02%
__________
(1) Operating net interest margin (tax equivalent) is a non-GAAP financial measure. See the section titled “Non-GAAP Financial Measures” on the last page of this earnings release for the reconciliation of operating net interest margin (tax equivalent) to net interest margin.
Asset Quality
At September 30, 2017, nonperforming assets to total assets were 0.45% compared to 0.42% at June 30, 2017 and 0.35% at December 31, 2016. Total nonperforming assets increased $3.1 million from the linked quarter due to a $3.5 million increase in nonaccrual loans, partially offset by a decrease in other real estate owned.
The following table sets forth information regarding nonaccrual loans and total nonperforming assets:

	September 30, 2017	June 30, 2017	December 31, 2016
	(in thousands)
Nonaccrual loans:
Commercial business	$25,213	$24,747	$11,555
Real estate:
One-to-four family residential	816	697	568
Commercial and multifamily residential	9,143	7,267	11,187
Total real estate	9,959	7,964	11,755
Real estate construction:
One-to-four family residential	239	241	563
Total real estate construction	239	241	563
Consumer	4,906	3,872	3,883
Total nonaccrual loans	40,317	36,824	27,756
Other real estate owned and other personal property owned	3,682	4,058	5,998
Total nonperforming assets	$43,999	$40,882	$33,754

The following table provides an analysis of the Company's allowance for loan and lease losses:

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
	(in thousands)
Beginning balance	$72,984	$71,021	$69,304	$70,043	$68,172
Charge-offs:
Commercial business	(1,362)	(3,600)	(2,159)	(6,089)	(8,873)
One-to-four family residential real estate	—	(153)	—	(460)	(35)
Commercial and multifamily residential real estate	—	—	—	—	(26)
One-to-four family residential real estate construction	—	—	—	(14)	—
Consumer	(263)	(465)	(383)	(1,156)	(983)
Purchased credit impaired	(1,633)	(1,800)	(2,062)	(5,372)	(7,826)
Total charge-offs	(3,258)	(6,018)	(4,604)	(13,091)	(17,743)
Recoveries:
Commercial business	688	2,944	854	3,997	2,269
One-to-four family residential real estate	40	223	81	380	142
Commercial and multifamily residential real estate	58	127	20	263	219
One-to-four family residential real estate construction	20	58	21	107	280
Commercial and multifamily residential real estate construction	—	—	107	—	109
Consumer	343	248	399	876	765
Purchased credit impaired	1,389	1,204	2,216	3,737	5,291
Total recoveries	2,538	4,804	3,698	9,360	9,075
Net charge-offs	(720)	(1,214)	(906)	(3,731)	(8,668)
Provision (recapture) for loan and lease losses	(648)	3,177	1,866	5,304	10,760
Ending balance	$71,616	$72,984	$70,264	$71,616	$70,264
The allowance for loan losses to period end loans was 1.10% at September 30, 2017 compared to 1.14% at June 30, 2017. For the third quarter of 2017, Columbia recorded a net provision recovery for loan and lease losses of $648 thousand compared to a net provision of $3.2 million for the linked quarter and $1.9 million for the comparable quarter last year. The net provision recovery for loan and lease losses recorded during the current quarter consisted of $175 thousand of net provision recovery for loan losses for loans, excluding PCI loans, and a provision recovery of $473 thousand for PCI loans.
Andy McDonald, Columbia’s Executive Vice President and Chief Credit Officer, commented, “For the third quarter our credit metrics remained stable and our loss rates continued to be exceptionally low, thus allowing us to recapture provision for the quarter.”

Organizational Update
Mr. Robbins commented, “We are pleased to share the successful completion of our transition to the new Columbia Connect online banking platform. The new system launched in July, providing customers with expanded mobile and tablet access while paving the way for future enhancements including bank to bank transfers, customer to customer transfers and a personal financial management suite. We are also looking forward to the upcoming close of our merger with Pacific Continental Corporation on November 1, 2017. Teams at both banks have been working diligently to prepare a smooth transition for clients and employees. As a combined organization, we will continue to provide the customer-focused approach to banking that has been the hallmark of both brands.”
Conference Call Information
Columbia’s management will discuss the third quarter 2017 results on a conference call scheduled for Thursday, October 26, 2017 at 1:00 p.m. Pacific Time (4:00 p.m. ET). Interested parties may join the live-streamed event and a replay of the event by using the site:
https://engage.vevent.com/rt/columbiabankingsystemincao~94426798
The conference call can also be accessed on Thursday, October 26, 2017 at 1:00 p.m. Pacific Time (4:00 p.m. ET) by calling 888-286-8956; Conference ID code #94426798.
About Columbia
Headquartered in Tacoma, Washington, Columbia Banking System, Inc. is the holding company of Columbia Bank, a Washington state-chartered full-service commercial bank with locations throughout Washington, Oregon and Idaho. For the eleventh consecutive year, the bank was named in 2017 as one of Puget Sound Business Journal's "Washington's Best Workplaces." Columbia ranked in the top 30 on the 2017 Forbes list of best banks.
More information about Columbia can be found on its website at www.columbiabank.com.

Note Regarding Forward-Looking Statements
This news release includes forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include, but are not limited to, descriptions of Columbia’s management’s expectations regarding future events and developments such as future operating results, growth in loans and deposits, continued success of Columbia’s style of banking and the strength of the local economy. The words “will,” “believe,” “expect,” “intend,” “should,” and “anticipate” or the negative of these words or words of similar construction are intended in part to help identify forward looking statements. Future events are difficult to predict, and the expectations described above are necessarily subject to risks and uncertainties, many of which are outside our control, that may cause actual results to differ materially and adversely. In addition to discussions about risks and uncertainties set forth from time to time in Columbia’s filings with the Securities and Exchange Commission, available at the SEC’s website at www.sec.gov and the Company’s website at www.columbiabank.com, including the “Risk Factors,” “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our annual reports on Form 10-K and quarterly reports on Form 10-Q, (as applicable), factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (1) local, national and international economic conditions may be less favorable than expected or have a more direct and pronounced effect on Columbia than expected and adversely affect Columbia’s ability to continue its internal growth at historical rates and maintain the quality of its earning assets; (2) changes in interest rates could significantly reduce net interest income and negatively affect funding sources; (3) projected business increases following strategic expansion or opening or acquiring new branches may be lower than expected; (4) costs or difficulties related to the integration of acquisitions may be greater than expected; (5) competitive pressure among financial institutions may increase significantly; (6) legislation or regulatory requirements or changes may adversely affect the businesses in which Columbia is engaged; and (7) the proposed merger with Pacific Continental Corporation (“Pacific Continental”) may not close when expected or at all because conditions to closing are not satisfied on a timely basis or at all, which may have an effect on the trading prices of Columbia’s stock. We believe the expectations reflected in our forward-looking statements are reasonable, based on information available to us on the date hereof. However, given the described uncertainties and risks, we cannot guarantee our future performance or results of operations and you should not place undue reliance on these forward-looking statements which speak only as of the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws. The factors noted above and the risks and uncertainties described in our SEC filings should be considered when reading any forward-looking statements in this release.

Additional Information
In connection with the Agreement and Plan of Merger, dated as of January 9, 2017, by and between Columbia Banking System, Inc. and Pacific Continental, Columbia has filed with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Columbia and Pacific Continental and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Columbia and Pacific Continental are urged to carefully read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the transaction in their entirety and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. Shareholders of Columbia and Pacific Continental are also urged to carefully review and consider each of Columbia’s and Pacific Continental’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. A definitive Joint Proxy Statement/Prospectus has been sent to the shareholders of each institution seeking any required shareholder approvals. The Joint Proxy Statement/Prospectus and other relevant materials filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. PACIFIC CONTINENTAL AND COLUMBIA SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Investors will also be able to obtain these documents, free of charge, from Pacific Continental by accessing Pacific Continental’s website at www.therightbank.com under the link “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Columbia, Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156 or to Pacific Continental, Attention: Corporate Secretary, 111 West Seventh Avenue, P.O. Box 10727, Eugene Oregon 97440-2727.

Contacts:	Hadley S. Robbins,
President and
Chief Executive Officer

Clint E. Stein,
Executive Vice President and
Chief Financial Officer

Investor Relations
InvestorRelations@columbiabank.com
253-305-1921

FINANCIAL STATISTICS
Columbia Banking System, Inc.	Three Months Ended						Nine Months Ended
Unaudited	September 30,		June 30,		September 30,		September 30,	September 30,
	2017		2017		2016		2017	2016
Earnings	(dollars in thousands except per share amounts)
Net interest income	$88,929		$86,161		$85,572		$261,765	$247,882
Provision (recapture) for loan and lease losses	$(648)		$3,177		$1,866		$5,304	$10,760
Noninterest income	$37,067		$24,135		$23,166		$86,061	$65,752
Noninterest expense	$67,537		$68,867		$67,264		$205,390	$196,128
Acquisition-related expense (included in noninterest expense)	$1,171		$1,023		$—		$3,558	$2,436
Net income	$40,769		$27,132		$27,484		$97,100	$74,148
Per Common Share
Earnings (basic)	$0.70		$0.47		$0.47		$1.67	$1.28
Earnings (diluted)	$0.70		$0.47		$0.47		$1.67	$1.28
Book value	$22.77		$22.23		$21.96		$22.77	$21.96
Averages
Total assets	$9,695,005		$9,597,274		$9,493,451		$9,589,469	$9,225,466
Interest-earning assets	$8,750,561		$8,651,735		$8,544,876		$8,641,706	$8,279,639
Loans	$6,441,537		$6,325,462		$6,179,163		$6,322,629	$6,002,656
Securities, including Federal Home Loan Bank stock	$2,236,235		$2,316,077		$2,351,093		$2,287,329	$2,253,877
Deposits	$8,187,337		$7,965,868		$7,918,532		$8,036,805	$7,663,099
Interest-bearing deposits	$4,200,580		$4,123,135		$4,118,787		$4,147,740	$4,043,105
Interest-bearing liabilities	$4,285,936		$4,367,216		$4,295,485		$4,305,686	$4,228,531
Noninterest-bearing deposits	$3,986,757		$3,842,733		$3,799,745		$3,889,065	$3,619,994
Shareholders' equity	$1,323,794		$1,295,564		$1,278,588		$1,293,898	$1,268,261
Financial Ratios
Return on average assets	1.68%		1.13%		1.16%		1.35%	1.07%
Return on average common equity	12.32%		8.38%		8.60%		10.01%	7.80%
Average equity to average assets	13.65%		13.50%		13.47%		13.49%	13.75%
Net interest margin (tax equivalent)	4.20%		4.12%		4.13%		4.17%	4.12%
Efficiency ratio (tax equivalent) (1)	52.09%		60.42%		60.02%		57.26%	60.62%
Operating efficiency ratio (tax equivalent) (2)	56.47%		57.23%		60.47%		57.58%	59.58%

	September 30,		June 30,		December 31,
Period end	2017		2017		2016
Total assets	$9,814,578		$9,685,110		$9,509,607
Loans, net of unearned income	$6,512,006		$6,423,074		$6,213,423
Allowance for loan and lease losses	$71,616		$72,984		$70,043
Securities, including Federal Home Loan Bank stock	$2,218,113		$2,280,996		$2,288,817
Deposits	$8,341,717		$8,072,464		$8,059,415
Core deposits	$7,999,499		$7,721,766		$7,749,568
Shareholders' equity	$1,328,428		$1,297,314		$1,251,012
Nonperforming assets
Nonaccrual loans	$40,317		$36,824		$27,756
Other real estate owned ("OREO") and other personal property owned ("OPPO")	3,682		4,058		5,998
Total nonperforming assets	$43,999		$40,882		$33,754
Nonperforming loans to period-end loans	0.62%		0.57%		0.45%
Nonperforming assets to period-end assets	0.45%		0.42%		0.35%
Allowance for loan and lease losses to period-end loans	1.10%		1.14%		1.13%
Net loan charge-offs	$720	(3)	$1,214	(4)	$239	(5)

(1) Noninterest expense divided by the sum of net interest income on a tax equivalent basis and noninterest income on a tax equivalent basis.
(2) The operating efficiency ratio (tax equivalent) is a non-GAAP financial measure. See section titled "Non-GAAP Financial Measures" on the last page of this earnings release for the reconciliation of the operating efficiency ratio (tax equivalent) to the efficiency ratio (tax equivalent).

(3) For the three months ended September 30, 2017.
(4) For the three months ended June 30, 2017.
(5) For the three months ended December 31, 2016.

QUARTERLY FINANCIAL STATISTICS
Columbia Banking System, Inc.	Three Months Ended
Unaudited	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
	(dollars in thousands except per share)
Earnings
Net interest income	$88,929	$86,161	$86,675	$85,737	$85,572
Provision (recapture) for loan and lease losses	$(648)	$3,177	$2,775	$18	$1,866
Noninterest income	$37,067	$24,135	$24,859	$22,330	$23,166
Noninterest expense	$67,537	$68,867	$68,986	$65,014	$67,264
Acquisition-related expense (included in noninterest expense)	$1,171	$1,023	$1,364	$291	$—
Net income	$40,769	$27,132	$29,199	$30,718	$27,484
Per Common Share
Earnings (basic)	$0.70	$0.47	$0.50	$0.53	$0.47
Earnings (diluted)	$0.70	$0.47	$0.50	$0.53	$0.47
Book value	$22.77	$22.23	$21.86	$21.52	$21.96
Averages
Total assets	$9,695,005	$9,597,274	$9,473,698	$9,568,214	$9,493,451
Interest-earning assets	$8,750,561	$8,651,735	$8,520,291	$8,612,498	$8,544,876
Loans	$6,441,537	$6,325,462	$6,198,215	$6,200,506	$6,179,163
Securities, including Federal Home Loan Bank stock	$2,236,235	$2,316,077	$2,310,490	$2,314,521	$2,351,093
Deposits	$8,187,337	$7,965,868	$7,954,653	$8,105,522	$7,918,532
Interest-bearing deposits	$4,200,580	$4,123,135	$4,118,604	$4,151,695	$4,118,787
Interest-bearing liabilities	$4,285,936	$4,367,216	$4,263,660	$4,222,820	$4,295,485
Noninterest-bearing deposits	$3,986,757	$3,842,733	$3,836,049	$3,953,827	$3,799,745
Shareholders' equity	$1,323,794	$1,295,564	$1,261,652	$1,274,388	$1,278,588
Financial Ratios
Return on average assets	1.68%	1.13%	1.23%	1.28%	1.16%
Return on average common equity	12.32%	8.38%	9.26%	9.65%	8.60%
Average equity to average assets	13.65%	13.50%	13.32%	13.32%	13.47%
Net interest margin (tax equivalent)	4.20%	4.12%	4.20%	4.11%	4.13%
Period end
Total assets	$9,814,578	$9,685,110	$9,527,272	$9,509,607	$9,586,754
Loans, net of unearned income	$6,512,006	$6,423,074	$6,228,136	$6,213,423	$6,259,757
Allowance for loan and lease losses	$71,616	$72,984	$71,021	$70,043	$70,264
Securities, including Federal Home Loan Bank stock	$2,218,113	$2,280,996	$2,341,959	$2,288,817	$2,372,724
Deposits	$8,341,717	$8,072,464	$8,088,827	$8,059,415	$8,057,816
Core deposits	$7,999,499	$7,721,766	$7,794,590	$7,749,568	$7,809,064
Shareholders' equity	$1,328,428	$1,297,314	$1,275,343	$1,251,012	$1,276,735
Nonperforming assets
Nonaccrual loans	$40,317	$36,824	$25,547	$27,756	$21,366
OREO and OPPO	3,682	4,058	4,519	5,998	8,994
Total nonperforming assets	$43,999	$40,882	$30,066	$33,754	$30,360
Nonperforming loans to period-end loans	0.62%	0.57%	0.41%	0.45%	0.34%
Nonperforming assets to period-end assets	0.45%	0.42%	0.32%	0.35%	0.32%
Allowance for loan and lease losses to period-end loans	1.10%	1.14%	1.14%	1.13%	1.12%
Net loan charge-offs	$720	$1,214	$1,797	$239	$906

LOAN PORTFOLIO COMPOSITION
Columbia Banking System, Inc.
Unaudited	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Loan Portfolio Composition - Dollars	(dollars in thousands)
Commercial business	$2,735,206	$2,704,468	$2,559,247	$2,551,054	$2,630,017
Real estate:
One-to-four family residential	176,487	173,150	172,581	170,331	168,511
Commercial and multifamily residential	2,825,794	2,787,560	2,783,433	2,719,830	2,686,783
Total real estate	3,002,281	2,960,710	2,956,014	2,890,161	2,855,294
Real estate construction:
One-to-four family residential	145,419	139,956	115,219	121,887	130,163
Commercial and multifamily residential	213,939	195,565	172,896	209,118	202,014
Total real estate construction	359,358	335,521	288,115	331,005	332,177
Consumer	323,913	323,187	318,069	329,261	325,741
Purchased credit impaired	120,477	129,853	138,903	145,660	152,764
Subtotal loans	6,541,235	6,453,739	6,260,348	6,247,141	6,295,993
Less: Net unearned income	(29,229)	(30,665)	(32,212)	(33,718)	(36,236)
Loans, net of unearned income	6,512,006	6,423,074	6,228,136	6,213,423	6,259,757
Less: Allowance for loan and lease losses	(71,616)	(72,984)	(71,021)	(70,043)	(70,264)
Total loans, net	6,440,390	6,350,090	6,157,115	6,143,380	6,189,493
Loans held for sale	$7,802	$6,918	$3,245	$5,846	$3,361

	September 30,	June 30,	March 31,	December 31,	September 30,
Loan Portfolio Composition - Percentages	2017	2017	2017	2016	2016
Commercial business	42.0%	42.1%	41.1%	41.1%	42.0%
Real estate:
One-to-four family residential	2.7%	2.7%	2.8%	2.7%	2.7%
Commercial and multifamily residential	43.3%	43.5%	44.7%	43.7%	43.0%
Total real estate	46.0%	46.2%	47.5%	46.4%	45.7%
Real estate construction:
One-to-four family residential	2.2%	2.2%	1.8%	2.0%	2.1%
Commercial and multifamily residential	3.3%	3.0%	2.8%	3.4%	3.2%
Total real estate construction	5.5%	5.2%	4.6%	5.4%	5.3%
Consumer	5.0%	5.0%	5.1%	5.3%	5.2%
Purchased credit impaired	1.9%	2.0%	2.2%	2.3%	2.4%
Subtotal loans	100.4%	100.5%	100.5%	100.5%	100.6%
Less: Net unearned income	(0.4)%	(0.5)%	(0.5)%	(0.5)%	(0.6)%
Loans, net of unearned income	100.0%	100.0%	100.0%	100.0%	100.0%

DEPOSIT COMPOSITION
Columbia Banking System, Inc.
Unaudited
	September 30,	June 30,	March 31,	December 31,	September 30,
	2017	2017	2017	2016	2016
Deposit Composition - Dollars	(dollars in thousands)
Core deposits:
Demand and other non-interest bearing	$4,119,950	$3,905,652	$3,958,106	$3,944,495	$3,942,434
Interest bearing demand	1,009,378	988,532	985,954	985,293	963,242
Money market	1,821,262	1,787,101	1,798,034	1,791,283	1,873,376
Savings	772,858	756,825	759,002	723,667	714,047
Certificates of deposit, less than $250,000	276,051	283,656	293,494	304,830	315,965
Total core deposits	7,999,499	7,721,766	7,794,590	7,749,568	7,809,064

Certificates of deposit, $250,000 or more	84,105	81,861	74,460	79,424	79,590
Certificates of deposit insured by CDARS®	20,690	19,276	20,994	22,039	16,951
Brokered money market accounts	237,421	249,554	198,768	208,348	152,151
Subtotal	8,341,715	8,072,457	8,088,812	8,059,379	8,057,756
Premium resulting from acquisition date fair value adjustment	2	7	15	36	60
Total deposits	$8,341,717	$8,072,464	$8,088,827	$8,059,415	$8,057,816

	September 30,	June 30,	March 31,	December 31,	September 30,
Deposit Composition - Percentages	2017	2017	2017	2016	2016
Core deposits:
Demand and other non-interest bearing	49.4%	48.4%	48.9%	48.9%	48.9%
Interest bearing demand	12.1%	12.2%	12.2%	12.2%	12.0%
Money market	21.8%	22.1%	22.2%	22.2%	23.2%
Savings	9.3%	9.4%	9.4%	9.0%	8.9%
Certificates of deposit, less than $250,000	3.3%	3.5%	3.6%	3.8%	3.9%
Total core deposits	95.9%	95.6%	96.3%	96.1%	96.9%

Certificates of deposit, $250,000 or more	1.0%	1.0%	0.9%	1.0%	1.0%
Certificates of deposit insured by CDARS®	0.2%	0.2%	0.3%	0.3%	0.2%
Brokered money market accounts	2.9%	3.2%	2.5%	2.6%	1.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

CONSOLIDATED STATEMENTS OF INCOME
Columbia Banking System, Inc.	Three Months Ended			Nine Months Ended
Unaudited	September 30,	June 30,	September 30,	September 30,	September 30,
	2017	2017	2016	2017	2016
	(in thousands except per share)
Interest Income
Loans	$78,641	$75,579	$74,956	$228,340	$216,923
Taxable securities	8,718	9,468	8,988	29,172	25,834
Tax-exempt securities	2,718	2,716	2,799	8,125	8,397
Deposits in banks	226	23	15	268	81
Total interest income	90,303	87,786	86,758	265,905	251,235
Interest Expense
Deposits	1,083	908	823	2,778	2,352
Federal Home Loan Bank advances	163	591	229	979	594
Other borrowings	128	126	134	383	407
Total interest expense	1,374	1,625	1,186	4,140	3,353
Net Interest Income	88,929	86,161	85,572	261,765	247,882
Provision (recapture) for loan and lease losses	(648)	3,177	1,866	5,304	10,760
Net interest income after provision (recapture) for loan and lease losses	89,577	82,984	83,706	256,461	237,122
Noninterest Income
Deposit account and treasury management fees	7,685	7,396	7,222	22,368	21,304
Card revenue	6,735	6,202	6,114	18,660	17,817
Financial services and trust revenue	2,645	3,036	2,746	8,520	8,347
Loan revenue	3,154	2,989	2,949	9,736	8,013
Merchant processing revenue	—	2,264	2,352	4,283	6,726
Bank owned life insurance	1,290	1,433	1,073	4,003	3,459
Investment securities gains, net	—	—	572	—	1,174
Change in FDIC loss-sharing asset	—	(173)	(104)	(447)	(2,197)
Gain on sale of merchant card services portfolio	14,000	—	—	14,000	—
Other	1,558	988	242	4,938	1,109
Total noninterest income	37,067	24,135	23,166	86,061	65,752
Noninterest Expense
Compensation and employee benefits	39,983	38,393	38,476	119,201	112,086
Occupancy	8,085	7,577	8,219	22,853	26,044
Merchant processing expense	—	1,147	1,161	2,196	3,312
Advertising and promotion	969	1,137	1,993	2,923	3,878
Data processing	4,122	4,741	4,275	13,071	12,350
Legal and professional fees	2,880	2,947	2,264	9,196	5,366
Taxes, licenses and fees	1,505	748	1,491	3,494	4,079
Regulatory premiums	782	741	776	2,299	2,985
Net cost (benefit) of operation of other real estate owned	271	(1)	(249)	422	(61)
Amortization of intangibles	1,188	1,249	1,460	3,786	4,526
Other	7,752	10,188	7,398	25,949	21,563
Total noninterest expense	67,537	68,867	67,264	205,390	196,128
Income before income taxes	59,107	38,252	39,608	137,132	106,746
Provision for income taxes	18,338	11,120	12,124	40,032	32,598
Net Income	$40,769	$27,132	$27,484	$97,100	$74,148
Earnings per common share
Basic	$0.70	$0.47	$0.47	$1.67	$1.28
Diluted	$0.70	$0.47	$0.47	$1.67	$1.28
Dividends paid per common share - regular	$0.22	$0.22	$0.20	$0.66	$0.57
Dividends paid per common share - special	$—	$—	$0.19	$—	$0.57
Dividends paid per common share - total	$0.22	$0.22	$0.39	$0.66	$1.14
Weighted average number of common shares outstanding	57,566	57,520	57,215	57,459	57,173
Weighted average number of diluted common shares outstanding	57,571	57,525	57,225	57,465	57,183

CONSOLIDATED BALANCE SHEETS
Columbia Banking System, Inc.
Unaudited				September 30,	June 30,	December 31,
				2017	2017	2016
				(in thousands)
ASSETS
Cash and due from banks				$186,116	$197,623	$193,038
Interest-earning deposits with banks				136,578	14,425	31,200
Total cash and cash equivalents				322,694	212,048	224,238
Securities available for sale at fair value (amortized cost of $2,215,335, $2,272,959 and $2,299,037, respectively)				2,207,873	2,264,636	2,278,577
Federal Home Loan Bank stock at cost				10,240	16,360	10,240
Loans held for sale				7,802	6,918	5,846
Loans, net of unearned income of ($29,229), ($30,665) and ($33,718), respectively				6,512,006	6,423,074	6,213,423
Less: allowance for loan and lease losses				71,616	72,984	70,043
Loans, net				6,440,390	6,350,090	6,143,380
FDIC loss-sharing asset				—	—	3,535
Interest receivable				36,163	30,856	30,074
Premises and equipment, net				143,351	146,728	150,342
Other real estate owned				3,682	4,058	5,998
Goodwill				382,762	382,762	382,762
Other intangible assets, net				13,845	15,033	17,631
Other assets				245,776	255,621	256,984
Total assets				$9,814,578	$9,685,110	$9,509,607
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing				$4,119,950	$3,905,652	$3,944,495
Interest-bearing				4,221,767	4,166,812	4,114,920
Total deposits				8,341,717	8,072,464	8,059,415
Federal Home Loan Bank advances				6,465	159,474	6,493
Securities sold under agreements to repurchase				40,933	65,895	80,822
Other liabilities				97,035	89,963	111,865
Total liabilities				8,486,150	8,387,796	8,258,595
Commitments and contingent liabilities
	September 30,	June 30,	December 31,
	2017	2017	2016
Preferred stock (no par value)	(in thousands)
Authorized shares	2,000	2,000	2,000
Issued and outstanding	—	—	9	—	—	2,217
Common stock (no par value)
Authorized shares	115,000	115,000	115,000
Issued and outstanding	58,376	58,353	58,042	1,003,887	1,001,292	995,837
Retained earnings				330,474	302,550	271,957
Accumulated other comprehensive loss				(5,933)	(6,528)	(18,999)
Total shareholders' equity				1,328,428	1,297,314	1,251,012
Total liabilities and shareholders' equity				$9,814,578	$9,685,110	$9,509,607

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Three Months Ended			Three Months Ended
	September 30, 2017			September 30, 2016
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$6,441,537	$80,136	4.98%	$6,179,163	$76,195	4.93%
Taxable securities	1,784,407	8,718	1.95%	1,870,466	8,988	1.92%
Tax exempt securities (2)	451,828	4,181	3.70%	480,627	4,306	3.58%
Interest-earning deposits with banks	72,789	226	1.24%	14,620	15	0.41%
Total interest-earning assets	8,750,561	$93,261	4.26%	8,544,876	$89,504	4.19%
Other earning assets	173,611			155,663
Noninterest-earning assets	770,833			792,912
Total assets	$9,695,005			$9,493,451
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$382,299	$92	0.10%	$417,887	$124	0.12%
Savings accounts	766,540	19	0.01%	705,923	18	0.01%
Interest-bearing demand	1,000,079	223	0.09%	961,527	189	0.08%
Money market accounts	2,051,662	749	0.15%	2,033,450	492	0.10%
Total interest-bearing deposits	4,200,580	1,083	0.10%	4,118,787	823	0.08%
Federal Home Loan Bank advances	33,687	163	1.94%	96,931	229	0.95%
Other borrowings	51,669	128	0.99%	79,767	134	0.67%
Total interest-bearing liabilities	4,285,936	$1,374	0.13%	4,295,485	$1,186	0.11%
Noninterest-bearing deposits	3,986,757			3,799,745
Other noninterest-bearing liabilities	98,518			119,633
Shareholders’ equity	1,323,794			1,278,588
Total liabilities & shareholders’ equity	$9,695,005			$9,493,451
Net interest income (tax equivalent)		$91,887			$88,318
Net interest margin (tax equivalent)			4.20%			4.13%

(1)
Nonaccrual loans have been included in the tables as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $1.8 million and $1.4 million for the three month periods ended September 30, 2017 and September 30, 2016, respectively. The incremental accretion on acquired loans was $2.9 million and $4.6 million for the three months ended September 30, 2017 and 2016, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis. The tax equivalent yield adjustment to interest earned on loans was $1.5 million and $1.2 million for the three months ended September 30, 2017 and 2016, respectively. The tax equivalent yield adjustment to interest earned on tax exempt securities was $1.5 million for both the three month periods ended September 30, 2017 and 2016.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Three Months Ended			Three Months Ended
	September 30, 2017			June 30, 2017
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$6,441,537	$80,136	4.98%	$6,325,462	$77,030	4.87%
Taxable securities	1,784,407	8,718	1.95%	1,861,895	9,468	2.03%
Tax exempt securities (2)	451,828	4,181	3.70%	454,182	4,179	3.68%
Interest-earning deposits with banks	72,789	226	1.24%	10,196	23	0.90%
Total interest-earning assets	8,750,561	$93,261	4.26%	8,651,735	$90,700	4.19%
Other earning assets	173,611			173,044
Noninterest-earning assets	770,833			772,495
Total assets	$9,695,005			$9,597,274
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$382,299	$92	0.10%	$386,361	$95	0.10%
Savings accounts	766,540	19	0.01%	755,253	19	0.01%
Interest-bearing demand	1,000,079	223	0.09%	983,936	192	0.08%
Money market accounts	2,051,662	749	0.15%	1,997,585	602	0.12%
Total interest-bearing deposits	4,200,580	1,083	0.10%	4,123,135	908	0.09%
Federal Home Loan Bank advances	33,687	163	1.94%	195,369	591	1.21%
Other borrowings	51,669	128	0.99%	48,712	126	1.03%
Total interest-bearing liabilities	4,285,936	$1,374	0.13%	4,367,216	$1,625	0.15%
Noninterest-bearing deposits	3,986,757			3,842,733
Other noninterest-bearing liabilities	98,518			91,761
Shareholders’ equity	1,323,794			1,295,564
Total liabilities & shareholders’ equity	$9,695,005			$9,597,274
Net interest income (tax equivalent)		$91,887			$89,075
Net interest margin (tax equivalent)			4.20%			4.12%

(1)
Nonaccrual loans have been included in the tables as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $1.8 million for both the three month periods ended September 30, 2017 and June 30, 2017. The incremental accretion on acquired loans was $2.9 million and $3.1 million for the three months ended September 30, 2017 and June 30, 2017, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis. The tax equivalent yield adjustment to interest earned on loans was $1.5 million for both the three months ended September 30, 2017 and June 30, 2017. The tax equivalent yield adjustment to interest earned on tax exempt securities was $1.5 million for both the three month periods ended September 30, 2017 and June 30, 2017.

AVERAGE BALANCES AND RATES
Columbia Banking System, Inc.
Unaudited
	Nine Months Ended September 30,			Nine Months Ended September 30,
	2017			2016
	Average Balances	Interest Earned / Paid	Average Rate	Average Balances	Interest Earned / Paid	Average Rate
	(dollars in thousands)
ASSETS
Loans, net (1)(2)	$6,322,629	$232,680	4.91%	$6,002,656	$220,445	4.90%
Taxable securities	1,835,693	29,172	2.12%	1,787,288	25,834	1.93%
Tax exempt securities (2)	451,636	12,500	3.69%	466,589	12,918	3.69%
Interest-earning deposits with banks	31,748	268	1.13%	23,106	81	0.47%
Total interest-earning assets	8,641,706	$274,620	4.24%	8,279,639	$259,278	4.18%
Other earning assets	174,898			154,950
Noninterest-earning assets	772,865			790,877
Total assets	$9,589,469			$9,225,466
LIABILITIES AND SHAREHOLDERS’ EQUITY
Certificates of deposit	$389,260	$282	0.10%	$431,643	$408	0.13%
Savings accounts	753,577	57	0.01%	691,379	53	0.01%
Interest-bearing demand	985,625	574	0.08%	946,437	541	0.08%
Money market accounts	2,019,278	1,865	0.12%	1,973,646	1,350	0.09%
Total interest-bearing deposits	4,147,740	2,778	0.09%	4,043,105	2,352	0.08%
Federal Home Loan Bank advances	103,369	979	1.26%	103,023	594	0.77%
Other borrowings	54,577	383	0.94%	82,403	407	0.66%
Total interest-bearing liabilities	4,305,686	$4,140	0.13%	4,228,531	$3,353	0.11%
Noninterest-bearing deposits	3,889,065			3,619,994
Other noninterest-bearing liabilities	100,820			108,680
Shareholders’ equity	1,293,898			1,268,261
Total liabilities & shareholders’ equity	$9,589,469			$9,225,466
Net interest income (tax equivalent)		$270,480			$255,925
Net interest margin (tax equivalent)			4.17%			4.12%

(1)
Nonaccrual loans have been included in the table as loans carrying a zero yield. Amortized net deferred loan fees and net unearned discounts on acquired loans were included in the interest income calculations. The amortization of net deferred loan fees was $5.2 million and $3.6 million for the nine months ended September 30, 2017 and 2016, respectively. The incremental accretion on acquired loans was $10.0 million and $13.7 million for the nine months ended September 30, 2017 and 2016, respectively.

(2)
Tax-exempt income is calculated on a tax equivalent basis. The tax equivalent yield adjustment to interest earned on loans was $4.3 million and $3.5 million for the nine months ended September 30, 2017 and 2016, respectively. The tax equivalent yield adjustment to interest earned on tax exempt securities was $4.4 million and $4.5 million for the nine months ended September 30, 2017 and 2016, respectively.

Non-GAAP Financial Measures
The Company considers its operating net interest margin and operating efficiency ratios to be useful measurements as they more closely reflect the ongoing operating performance of the Company. Despite the usefulness of the operating net interest margin and operating efficiency ratio to the Company, there are no standardized definitions for them and, as a result, the Company’s calculations may not be comparable with other organizations. The Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.
The following tables reconcile the Company’s calculation of the operating net interest margin and operating efficiency ratio:

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2017	2017	2016	2017	2016
Operating net interest margin non-GAAP reconciliation:	(dollars in thousands)
Net interest income (tax equivalent) (1)	$91,887	$89,075	$88,318	$270,480	$255,925
Adjustments to arrive at operating net interest income (tax equivalent):
Incremental accretion income on FDIC purchased credit impaired loans	(972)	(753)	(1,816)	(3,842)	(4,773)
Incremental accretion income on other acquired loans	(1,903)	(2,356)	(2,749)	(6,207)	(8,896)
Premium amortization on acquired securities	1,527	1,669	1,991	4,658	6,390
Interest reversals on nonaccrual loans	311	747	266	1,323	826
Operating net interest income (tax equivalent) (1)	$90,850	$88,382	$86,010	$266,412	$249,472
Average interest earning assets	$8,750,561	$8,651,735	$8,544,876	$8,641,706	$8,279,639
Net interest margin (tax equivalent) (1)	4.20%	4.12%	4.13%	4.17%	4.12%
Operating net interest margin (tax equivalent) (1)	4.15%	4.09%	4.03%	4.11%	4.02%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2017	2017	2016	2017	2016
Operating efficiency ratio non-GAAP reconciliation:	(dollars in thousands)
Noninterest expense (numerator A)	$67,537	$68,867	$67,264	$205,390	$196,128
Adjustments to arrive at operating noninterest expense:
Acquisition-related expenses	(1,171)	(1,023)	—	(3,558)	(2,436)
Net benefit (cost) of operation of OREO and OPPO	(271)	1	254	(420)	68
FDIC clawback liability recovery (expense)	—	—	(29)	54	(308)
Loss on asset disposals	—	(8)	(31)	(14)	(198)
Termination of FDIC loss share agreements charge		(2,409)	—	(2,409)	—
State of Washington Business and Occupation ("B&O") taxes	(1,394)	(642)	(1,382)	(3,159)	(3,757)
Operating noninterest expense (numerator B)	$64,701	$64,786	$66,076	$195,884	$189,497

Net interest income (tax equivalent) (1)	$91,887	$89,075	$88,318	$270,480	$255,925
Noninterest income	37,067	24,135	23,166	86,061	65,752
Bank owned life insurance tax equivalent adjustment	695	772	577	2,156	1,862
Total revenue (tax equivalent) (denominator A)	$129,649	$113,982	$112,061	$358,697	$323,539

Operating net interest income (tax equivalent) (1)	$90,850	$88,382	$86,010	$266,412	$249,472
Adjustments to arrive at operating noninterest income (tax equivalent):
Investment securities gains, net	—	—	(572)	—	(1,174)
Gain on asset disposals	(38)	(256)	(16)	(323)	(72)
Mortgage loan repurchase liability adjustment	—	—	—	(573)	—
Change in FDIC loss-sharing asset	—	173	104	447	2,197
Gain on sale of merchant card services portfolio	(14,000)	—	—	(14,000)	—
Operating noninterest income (tax equivalent)	23,724	24,824	23,259	73,768	68,565
Total operating revenue (tax equivalent) (denominator B)	$114,574	$113,206	$109,269	$340,180	$318,037
Efficiency ratio (tax equivalent) (numerator A/denominator A)	52.09%	60.42%	60.02%	57.26%	60.62%
Operating efficiency ratio (tax equivalent) (numerator B/denominator B)	56.47%	57.23%	60.47%	57.58%	59.58%
__________
(1) Tax-exempt interest income has been adjusted to a tax equivalent basis. The amount of such adjustment was an addition to net interest income of $3.0 million, $2.9 million and $2.7 million for the three month periods ended September 30, 2017, June 30, 2017 and September 30, 2016, respectively; and $8.7 million and $8.0 million for the nine month periods ended September 30, 2017 and September 30, 2016, respectively.